U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 17, 2010

Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)		10043 (Zip Code)

(212) 559-1000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 7.01	Regulation FD Disclosure.

On November 17, 2010, Manuel Medina-Mora, Chairman of the Global Consumer Banking Council of Citigroup Inc. (“Citi”), will present at the Bank of America Merrill Lynch Banking and Financial Services Conference.  A copy of Mr. Medina-Mora’s presentation materials is furnished as Exhibit 99.1 hereto.  A live webcast of the presentation and a replay thereof will be available on the Citi website under “Investor Relations.”

The information in Exhibit 99.1 of Item 9.01 is being furnished, not filed.  Accordingly, the information in Exhibit 99.1 of Item 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18.  Furthermore, the information in Exhibit 99.1 of Item 9.01 will not be incorporated by reference into any registration statement filed by Citi under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number
99.1	Presentation materials of Manuel Medina-Mora, dated November 17, 2010.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: November 17, 2010	By:	/s/ Michael S. Helfer
Name: Michael S. Helfer
Title: General Counsel and Corporate Secretary